UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

 CALADRIUS BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

106 Allen Road, 4th Floor, Basking Ridge, NJ 07920

(Address of Principal Executive Offices)(Zip Code)

(908) 842-0100
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications of Rights of Security Holders.
The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.
Amendment to Amended and Restated Certificate of Incorporation

On July 26, 2016, Caladrius Biosciences, Inc. (the “Company”) filed a certificate of amendment to its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware to effect a one-for-ten reverse stock split of the Company’s shares of common stock. Such amendment and ratio were previously approved by the Company’s stockholders and board of directors, respectively.

As a result of the reverse stock split, every ten shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of common stock. Proportionate voting rights and other rights of common stock holders will not be affected by the reverse stock split. Stockholders who would otherwise hold a fractional share of common stock will receive an increase to their common stock as the common stock will be rounded up to a full share. No fractional shares will be issued in connection with the reverse stock split.

The reverse stock split will be effective at 5:00 p.m., Eastern Time, on July 27, 2016, and the Company’s common stock will trade on the NASDAQ Capital Market on a post-split basis at the open of business on July 28, 2016. The Company’s post-reverse split common stock has a new CUSIP number: 128058203, but the par value and other terms of the common stock are not affected by the reverse stock split.

The Company’s transfer agent, Continental Stock Transfer & Trust Company, LLC, is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock for uncertificated shares of common stock.

On July 27, 2016, the Company issued a press release with respect to the reverse stock split, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the certificate of amendment to the amended and restated certificate of incorporation is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Amended and Restated By-laws

Effective July 27, 2016, the Company’s board of directors amended the Company’s amended and restated by-laws by amending Sections 5.2, 5.3 and 8.1 in order to accommodate issuances and transfers of uncertificated shares of the Company’s common stock.

A copy of the amendment to the amended and restated by-laws is being filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Caladrius Biosciences, Inc., filed with the Secretary of State of the State of Delaware on July 26, 2016
3.2	Amendment to the Amended and Restated By-laws of Caladrius Biosciences, Inc., effective as of July 27, 2016
99.1	Press Release Issued by Caladrius Biosciences, Inc. on July 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALADRIUS BIOSCIENCES, INC.

By:	/s/ David J. Mazzo
Name:	David J. Mazzo, PhD
Title:	Chief Executive Officer

Dated:    July 27, 2016